
                                                   UNITED HEALTHCARE CORPORATION
                                         QUARTERLY ANALYSIS FOR THE QUARTER ENDED 09/30/95
                                                  (Unaudited)            (000's)

                                                                                                                     SCHEDULE A


                                                                                                                    % CHANGE
                                                       3 MONTHS ENDED      %         3 MONTHS ENDED      %         09/30/94 to
REVENUES:                                               09/30/95 (4)    REVENUE         09/30/94      REVENUE       09/30/95
                                                       --------------   --------     --------------   --------     -----------
    PREMIUM .......................................      $1,100,013       90.5%         $858,228         89.7%         28.2%
    MANAGEMENT SERVICES ...........................          76,367        6.3%           59,820          6.2%         27.7%
    INVESTMENT INCOME..............................          39,156        3.2%           38,786          4.1%          1.0%
                                                         ----------      -----          --------        -----         -----
      TOTAL REVENUES ..............................       1,215,536      100.0%          956,834        100.0%         27.0%
                                                         ----------      -----          --------        -----         -----
OPERATING EXPENSES:

    MEDICAL COSTS (1) .............................         872,358       79.3%(1)       675,650         78.7%(1)      29.1%
    SELLING, GENERAL & ADMINISTRATION .............         173,267       14.3%          133,462         13.9%         29.8%
    DEPRECIATION & AMORTIZATION ...................          19,343        1.6%           16,258          1.7%         19.0%
                                                         ----------      -----          --------        -----         -----
      TOTAL OPERATING EXPENSES ....................       1,064,968       87.6%          825,370         86.3%         29.0%
                                                         ----------      -----          --------        -----         -----
EARNINGS FROM OPERATIONS ..........................         150,566       12.4           131,464         13.7%         14.5%

INTEREST EXPENSE ..................................            (146)                        (413)                     -64.6%
MERGER COSTS (2) ..................................            ----                         ----
                                                         ----------                     --------                      -----
EARNINGS BEFORE INCOME TAXES AND MINORITY
  INTERESTS AND EXTRAORDINARY GAIN ................         150,422                      131,051                       14.8%

PROVISION FOR INCOME TAXES ........................         (55,655)                     (49,810)                      11.7%

MINORITY INTERESTS ................................          (1,097)                        (399)                     174.9%
                                                         ----------                     --------                      -----
NET EARNINGS BEFORE EXTRAORDINARY GAIN ............          93,670                       80,842                       15.9%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3)..............            ----                         ----
                                                         ----------                     --------
NET EARNINGS ......................................      $   93,670                     $ 80,842
                                                         ==========                     ========
WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING:                                        177,070                      176,038
                                                         ==========                     ========
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)            $     0.53                     $   0.46
   EXTRAORDINARY GAIN (3)                                      ----                         ----
                                                         ----------                     --------
   NET EARNINGS PER SHARE                                $     0.53                     $   0.46
                                                         ==========                     ========


                                                                                                                     % CHANGE
                                                       9 MONTHS ENDED       %         9 MONTHS ENDED       %         09/30/94 to
REVENUES:                                               09/30/95 (4)     REVENUE         09/30/94       REVENUE       09/30/95
                                                       --------------    --------     --------------    --------     -----------
    PREMIUM .......................................      $3,153,275        90.7%        $2,498,921        89.3%         26.2%
    MANAGEMENT SERVICES ...........................         210,340         6.0%           218,794         7.8%         -3.9%
    INVESTMENT INCOME..............................         113,701         3.3%            82,140         2.9%         38.4%
                                                         ----------       ------        ----------       -----         -----
      TOTAL REVENUES ..............................       3,477,316       100.0%         2,799,855       100.0%         24.2%
                                                         ----------       ------        ----------       -----         -----
OPERATING EXPENSES:

    MEDICAL COSTS (1) .............................       2,480,020        78.6%(1)      1,957,494        78.3%(1)      26.7%
    SELLING, GENERAL & ADMINISTRATION .............         500,364        14.4%           424,996        15.2%         17.7%
    DEPRECIATION & AMORTIZATION ...................          59,392         1.7%            48,539         1.7%         22.4%
                                                         ----------       ------        ----------       -----         -----
      TOTAL OPERATING EXPENSES ....................       3,039,776        87.4%         2,431,029        86.8%         25.0%
                                                         ----------       ------        ----------       -----         -----
EARNINGS FROM OPERATIONS ..........................         437,540        12.6%           368,826        13.2%         18.6%

INTEREST EXPENSE ..................................            (704)                       (1,550)                     -54.6%
MERGER COSTS (2) ..................................            ----                       (35,940) (2)
                                                         ----------                     ----------                     -----
EARNINGS BEFORE INCOME TAXES AND MINORITY
  INTERESTS AND EXTRAORDINARY GAIN ................         436,836                        331,336                      31.8%

PROVISION FOR INCOME TAXES ........................        (161,629)                     (125,908)                      28.4%

MINORITY INTERESTS ................................          (2,226)                       (1,532)                      45.3%
                                                         ----------                     ----------                     -----
NET EARNINGS BEFORE EXTRAORDINARY GAIN ............         272,981                        203,896 (2)                  33.9%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3)..............            ----                      1,377,075 (3)
                                                         ----------                     ----------
NET EARNINGS ......................................      $  272,981                     $1,580,971
                                                         ==========                     ==========
WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING:                                        176,615                        175,501
                                                         ==========                     ==========
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)            $     1.55                     $     1.16 (2)
   EXTRAORDINARY GAIN (3)                                      ----                           7.85 (3)
                                                         ----------                     ----------
   NET EARNINGS PER SHARE                                $     1.55                     $     9.01
                                                         ==========                     ==========

Note:  All periods presented include the results of Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1)  Ratio of medical costs to premium revenue.  Ratio includes health plans and United Behavioral Systems.
(2)  Second quarter 1994 merger costs include professional fees and other direct costs associated with the May, 1994 merger of
     United HealthCare Corporation and Ramsay HMO Inc., & Complete Health Services Inc. These costs were $35.9 million before tax,
     $22.3 million after tax, and reduced net earnings per share before extraordinary gain by $ .13.
(3)  On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for
     $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.85 EPS for the quarter. Post disposition results of DPS are not included.
(4)  Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and
     Service of Puerto Rico, Inc. acquired on February 28, 1995.

                                                                                                                        SCHEDULE B
                                                   UNITED HEALTHCARE CORPORATION
                                                     QUARTERLY TREND ANALYSIS
                                                            (Unaudited)
                                                              (000's)


                                                                                   % CHG FROM                        % CHG FROM
                                           3RD QTR      %      4TH QTR      %        3RD QTR    1ST QTR       %        4TH QTR
                                            1994     REVENUE    1994     REVENUE       1994     1995(2)    REVENUE       1994
                                          --------   -------   --------  -------   ----------  ----------  -------   ----------
REVENUES:
 PREMIUM................................  $858,228    89.7%    $877,317   90.5%       2.2%     $1,004,489   91.0%       14.5%
 MANAGEMENT SERVICES ...................    59,820     6.3%      55,822    5.8%      -6.7%         65,224    5.9%       16.8%
 INVESTMENT INCOME......................    38,786     4.0%      35,888    3.7%      -7.5%         34,122    3.1%       -4.9%
                                          --------   ------    --------  ------    -------     ----------  ------      ------
 TOTAL REVENUES.........................   956,834   100.0%     969,027  100.0%       1.3%      1,103,835  100.0%       13.9%
                                          --------   ------    --------  ------    -------     ----------  ------      ------
OPERATING EXPENSES:
 MEDICAL COSTS(1).......................   675,650    78.7%(1)  685,613   78.1%(1)    1.5%        783,501   78.0%(1)    14.3%
 SELLING, GENERAL & ADMIN...............   133,462    13.9%     130,653   13.5%      -2.1%        157,578   14.3%       20.6%
 DEPRECIATION & AMORT...................    16,258     1.7%      15,540    1.6%      -4.4%         19,665    1.8%       26.5%
                                          --------   ------    --------  ------    -------     ----------  ------      ------
 TOTAL OPERATING EXPENSES...............   825,370    86.3%     831,806   65.8%       0.8%        960,744   87.0%       15.5%
                                          --------   ------    --------  ------    -------     ----------  ------      ------
EARNINGS FROM OPERATIONS................   131,464    13.7%     137,221   14.2%       4.4%        143,091   13.0%        4.3%
INTEREST EXPENSE........................      (413)                (613)             48.4%           (180)             -70.6%
                                          --------             --------            -------     ----------              ------
EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN.......   131,051              136,608               4.2%        142,911                4.6%
PROVISION FOR INCOME TAXES..............   (49,810)             (51,914)              4.2%        (52,878)               1.9%
MINORITY INTERESTS......................      (399)                (451)              ---            (601)               ---
                                          --------             --------            -------     ----------              ------
NET EARNINGS............................  $ 80,842             $ 84,243               4.2%     $   89,432                6.2%
                                          ========             ========            =======     ==========              ======
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                 176,038              176,573               0.3%        176,403               -0.1%
                                          ========             ========            =======     ==========              ======
EARNINGS PER SHARE:
 NET EARNINGS PER SHARE.................  $   0.46             $   0.48                        $     0.51
                                          ========             ========                        ==========

                                                                  % CHG FROM                                 % CHG FROM
                                            2ND QTR        $        1ST QTR      3RD QTR            %          2ND QTR
                                            1995(2)     REVENUE      1995        1995(2)         REVENUE        1995
                                          ----------    -------   ----------     ----------      -------     ----------
REVENUES:
 PREMIUM................................  $1,048,773      90.6%       4.4%       $1,100,013        90.5%         4.9%
 MANAGEMENT SERVICES ...................      68,749       5.9%       5.4%           76,367         6.3%        11.1%
 INVESTMENT INCOME......................      40,423       3.5%      18.5%           39,156         3.2%        -3.1%
                                          ----------    -------   ----------     ----------      -------     ----------
 TOTAL REVENUES.........................   1,157,945     100.0%       4.9%        1,215,536       100.0%         5.0%
                                          ----------    -------   ----------     ----------      -------     ----------
OPERATING EXPENSES:
 MEDICAL COSTS(1).......................     824,161      78.6%(1)    5.2%          872,358        79.3%(1)      5.8%
 SELLING, GENERAL & ADMIN...............     169,519      14.6%       7.6%          173,267        14.3%         2.2%
 DEPRECIATION & AMORT...................      20,384       1.8%       3.7%           19,343         1.6%        -5.1%
                                          ----------    -------   ----------     ----------      -------     ----------
 TOTAL OPERATING EXPENSES...............   1,014,064      87.6%       5.5%        1,064,968        87.6%         5.0%
                                          ----------    -------   ----------     ----------      -------     ----------
EARNINGS FROM OPERATIONS................     143,881      12.4%       0.6%          150,568        12.4%         4.6%
INTEREST EXPENSE........................        (378)               110.0%             (146)                   -61.4%
                                          ----------              ----------     ----------                  ----------
EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN.......     143,503                  0.4%          150,422                      4.8%
PROVISION FOR INCOME TAXES..............     (53,096)                 0.4%          (55,655)                     4.8%
MINORITY INTERESTS......................        (528)                 ---            (1,097)                     ---
                                          ----------              ----------     ----------                  ----------
NET EARNINGS............................  $   89,879                  0.5%       $   93,670                      4.2%
                                          ==========              ==========     ===========                 ==========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                   176,304                 -0.1%          177,070                      0.4%
                                          ==========              ==========     ===========                 ==========
EARNINGS PER SHARE:
 NET EARNINGS PER SHARE.................  $     0.51                             $     0.53
                                          ==========                             ==========

(1) Ratio of medical costs to premium revenue.  Ratio includes health plans and United Behavioral Systems.
(2) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and
    Service of Puerto Rico, Inc. acquired on February 28, 1995.

                                                                      SCHEDULE C
                         UNITED HEALTHCARE CORPORATION
               QUARTERLY ANALYSIS FOR THE QUARTER ENDED 09/30/95
                           LINE OF BUSINESS SUMMARY
                                  (Unaudited)
                                    (000's)

                                                                                                 % CHANGE
                                       3 MONTHS ENDED       %      3 MONTHS ENDED       %       09/30/94 to
                                        09/30/95 (1)    OF TOTAL      09/30/94      OF TOTAL      09/30/95
                                       --------------   --------   --------------   --------    -----------
REVENUES
    OWNED HEALTH PLANS                   $1,103,066       90.7%       $852,746        89.1%         29.4%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                    104,480 (2)    8.6%         86,392 (2)     9.0%         20.9% (2)

    CORPORATE, ELIMINATIONS  AND OTHER        7,990        0.7%         17,696         1.9%         ----
                                       --------------   --------   --------------   --------    -----------
TOTAL REVENUE                            $1,215,536      100.0%       $956,834       100.0%         27.0%
                                       ==============   ========   ==============   ========    ===========
OPERATING INCOME

    OWNED HEALTH PLANS                   $  103,545       68.8%       $ 88,141        67.0%         17.5%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                     22,098 (2)   14.7%         14,242 (2)    10.9%         55.2% (2)

    CORPORATE, ELIMINATIONS  AND OTHER       24,925       16.5%         29,081        22.1%         ----
                                       --------------   --------   --------------   --------    -----------
TOTAL OPERATING INCOME                   $  150,568      100.0%       $131,464       100.0%         14.5%
                                       ==============   ========   ==============   ========    ===========
OPERATING MARGIN

    OWNED HEALTH PLANS                          9.4%                      10.3%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                       21.2%                      16.5%
                                       --------------              --------------
TOTAL OPERATING MARGIN                         12.4%                      13.7%
                                       ==============              ==============




                                                                                                 % CHANGE
                                       9 MONTHS ENDED      %       9 MONTHS ENDED      %        09/30/94 to
                                        09/30/95 (1)    OF TOTAL      09/30/94      OF TOTAL      09/30/95
                                       --------------   --------   --------------   --------    -----------
REVENUES

    OWNED HEALTH PLANS                   $3,156,146       90.8%      $2,487,816        88.9%        26.9%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                    297,504 (2)    8.5%         370,108 (2)    13.2%       -19.6% (2)

    CORPORATE, ELIMINATIONS  AND OTHER       23,666        0.7%         (58,069)       -2.1%        ----
                                       --------------   --------   --------------   --------    -----------
TOTAL REVENUE                            $3,477,316      100.0%       2,799,855       100.0%        24.2%
                                       ==============   ========   ==============   ========    ===========
OPERATING INCOME

    OWNED HEALTH PLANS                   $  312,337       71.4%      $  256,023        69.4%        22.0%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                     57,905 (2)   13.2%          57,372 (2)    15.6%         0.9% (2)

    CORPORATE, ELIMINATIONS  AND OTHER       67,298       15.4%          55,431        15.0%         ----
                                       --------------   --------   --------------   --------    -----------
TOTAL OPERATING INCOME                   $  437,540      100.0%      $  368,826       100.0%        18.6%
                                       ==============   ========   ==============   ========    ===========
OPERATING MARGIN

    OWNED HEALTH PLANS                          9.9%                      10.3%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                       19.5%                      15.5%
TOTAL OPERATING MARGIN                 --------------              --------------
                                               12.6%                      13.2%
                                       ==============              =============


Note: All periods presented include the results of Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and
      Service of Puerto Rico, Inc. acquired on February 28, 1995.
(2) Excludes the post disposition results of Diversified Pharmaceutical Services, which was sold on May 27, 1994.

                                                                                                                      SCHEDULE D

                                                   UNITED HEALTHCARE CORPORATION
                                                LINE OF BUSINESS SUMMARY - HISTORY
                                                              (000's)

                                                                   1994
                                       =============================================================    ======================
                                        3RD QTR      % OF      4TH QTR        % OF      % CHG FROM       1ST QTR      % OF
                                                     TOTAL                    TOTAL     3RD QTR 94                    TOTAL
                                       -------------------------------------------------------------    ----------------------
REVENUES
 OWNED HEALTH PLANS                    $852,746       89.1%    $870,730      89.9%           2.1%       $1,005,782(2)  91.1%
 MANAGED HEALTH PLAN AND
  SPECIALTY SERVICES(1)                  86,392(1)     9.0%      86,001(1)    8.9%          -0.5%           92,812(1)   8.4%
 CORPORATE, ELIMINATIONS AND OTHER       17,696        1.9%      12,296       1.2%           ---             5,241      0.5%
                                       -------------------------------------------------------------    ----------------------
TOTAL REVENUE                          $958,834      100.0%    $969,027     100.0%           1.3%       $1,103,835    100.0%
                                       =============================================================    ======================
OPERATING INCOME
 OWNED HEALTH PLANS                    $ 88,141       67.0%    $ 96,038      70.0%           9.0%       $  107,145(2)  74.9%
 MANAGED HEALTH PLAN AND
  SPECIALTY SERVICES(1)                  14,242(1)    10.9%      14,622(1)   10.7%           2.7%           17,176(1)  12.0%
 CORPORATE, ELIMINATIONS AND OTHER       29,081       22.1%      26,561      19.3%           ---            18,770     13.1%
                                       -------------------------------------------------------------    ----------------------
TOTAL OPERATING INCOME                 $131,484      100.0%    $137,221     100.0%           4.4%       $  143,091    100.0%
                                       =============================================================    ======================
OPERATING MARGIN
 OWNED HEALTH PLANS                        10.3%                   11.0%                                      10.7%(2)
 MANAGED HEALTH PLAN AND
  SPECIALTY SERVICES(1)                    16.5%(1)                17.0%(1)                                   18.5%(1)
                                       -----------             ------------                             --------------
TOTAL OPERATING MARGIN                     13.7%                   14.2%                                      13.0%
                                       ===========             ============                             ==============
FOR INFORMATION PURPOSES ONLY
INVESTMENT INCOME INCLUDED IN
 LINE OF BUSINESS ABOVE:
 OWNED HEALTH PLANS                    $  8,447                $  9,906                     17.3%       $   12,387
 CORPORATE, ELIMINATIONS AND OTHER       30,339                  25,982                    -14.4%           21,735
                                       -------------------------------------------------------------    ----------------------
TOTAL INVESTMENT INCOME               $  38,786                $ 35,888                     -7.5%       $   34,122
                                       =============================================================    ======================
RATIOS
----------------------------------
COMBINED SG & A RATIO(3)                   10.6%                   10.3%                                      10.8%
HEALTH PLAN MEDICAL LOSS RATIO(4)          79.4%                   79.1%                                      78.9%

                                                                                 1995
                                    ================================================================================================
                                    % CHG FROM     2ND QTR     % OF    % CHG FROM    3RD QTR      % OF    % CHG FROM   % CHG FROM
                                    4TH QTR 94                 TOTAL   1ST QTR 95                TOTAL    2ND QTR 95   3RD QTR 94
                                    ------------------------------------------------------------------------------------------------
REVENUES
 OWNED HEALTH PLANS                   15.5%     $1,047,298(2)   90.4%      4.1%    $1,103,066(2)   90.7%      5.3%         29.4%
 MANAGED HEALTH PLAN AND
  SPECIALTY SERVICES(1)                7.9%        100,212(1)    8.7%      8.0%       104,480(1)    8.6%      4.3%         20.9%
 CORPORATE, ELIMINATIONS AND OTHER     ---          10,435       0.9%      ---          7,990       0.7%      ---           ---
                                    ------------------------------------------------------------------------------------------------
TOTAL REVENUE                         13.9%     $1,157,945     100.0%      4.9%    $1,215,536     100.0%      5.0%         27.0%
                                    ================================================================================================
OPERATING INCOME
 OWNED HEALTH PLANS                   11.6%     $  101,647(2)   70.7%     -5.1%    $  103,545(2)   68.8%      1.9%         17.5%
 MANAGED HEALTH PLAN AND
  SPECIALTY SERVICES(1)               17.5%         18,631(1)   12.9%      8.5%        22,098(1)   14.7%     18.6%         55.2%
 CORPORATE, ELIMINATIONS AND OTHER     ---          23,603      16.4%      ---         24,925      16.5%      ---           ---
                                    ------------------------------------------------------------------------------------------------
TOTAL OPERATING INCOME                 4.3%     $  143,881     100.0%      0.6%    $  150,588     100.0%      4.6%         14.5%
                                    ================================================================================================
OPERATING MARGIN
 OWNED HEALTH PLANS                                    9.7%(2)                            9.4%(2)
 MANAGED HEALTH PLAN AND
  SPECIALTY SERVICES(1)                               18.6%(1)                           21.2%(1)
                                                -----------                        -----------
TOTAL OPERATING MARGIN                                12.4%                              12.4%
                                                ===========                        ===========
FOR INFORMATION PURPOSES ONLY
INVESTMENT INCOME INCLUDED IN
 LINE OF BUSINESS ABOVE:
 OWNED HEALTH PLANS                   25.0%     $   13,322                 7.5%    $   14,551                 9.2%         72.3%
 CORPORATE, ELIMINATIONS AND OTHER   -16.3%         27,101                24.7%        24,605                -9.2%        -18.9%
                                    ------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME               -4.9%     $   40,423                18.5%    $   39,156                -3.1%          1.0%
                                    ================================================================================================
RATIOS
----------------------------------
COMBINED SG & A RATIO(3)                              11.0%                              10.6%
HEALTH PLAN MEDICAL LOSS RATIO(4)                     79.4%                              80.1%

(1) Excludes the post disposition results of Diversified Pharmaceutical Services, which was sold on May 27, 1994.
(2) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and
    Service of Puerto Rico, Inc. acquired on February 28, 1995.
(3) Total selling, general & administrative expense for Owned and Managed Health Plans as a percent of combined premium revenue for
    Owned and Managed Health Plans.
(4) Ratio for owned health plans only.

                                                                                                                   SCHEDULE E
                                                   UNITED HEALTHCARE CORPORATION
                                                        QUARTERLY ANALYSIS
                                                           BALANCE SHEET
                                                            (Unaudited)
                                                              (000's)



SUMMARY BALANCE SHEET                          12/31/93      03/31/94    06/30/94 (1)    09/30/94      12/31/94    03/31/95 (2)
-------------------------                    ------------  ------------  ------------  ------------  ------------  ------------
CASH & SHORT-TERM INVESTMENTS                  $  400,870    $  377,628    $2,347,177    $1,843,727    $1,654,336    $  945,073
OTHER CURRENT ASSETS                              213,098       231,924       238,019       218,874       253,879       276,678
LONG-TERM INVESTMENTS                             768,563       814,844     1,032,524     1,020,897     1,115,054     1,488,750
OTHER LONG-TERM ASSETS                            404,823       460,127       448,672       445,559       466,210       990,330
                                             ------------  ------------  ------------  ------------  ------------  ------------
      TOTAL ASSETS                             $1,787,354    $1,884,523    $4,066,392    $3,529,057    $3,489,479    $3,700,831
                                             ============  ============  ============  ============  ============  ============



MEDICAL SERVICES PAYABLE                       $  459,201    $  455,627    $  441,043    $  437,174    $  443,559    $  479,027
UNEARNED PREMIUMS                                  70,844        76,174        31,018        68,300        70,718        87,911
OTHER CURRENT LIABILITIES/INCOME
 TAXES PAYABLE                                    128,689       149,624       155,486       120,899       134,025       199,186
TAXES PAYABLE - GAIN ON SALE
 OF SUBSIDIARY                                    ------        ------        808,758       171,758        16,000       ------
OTHER LONG-TERM LIABILITIES                        39,099        38,259        27,123        23,956        24,275        25,142
                                             ------------  ------------  ------------  ------------  ------------  ------------
      TOTAL LIABILITIES                           697,833       719,684     1,463,428       822,087       688,577       791,266


MINORITY INTERESTS                                  4,111         4,788         5,048         5,197         5,446         5,846

SHAREHOLDERS' EQUITY                            1,085,410     1,160,051     2,597,916     2,701,773     2,795,456     2,903,719
                                             ------------  ------------  ------------  ------------  ------------  ------------
      TOTAL LIABILITIES & EQUITY               $1,787,354    $1,884,523    $4,066,392    $3,529,057    $3,489,479    $3,700,831
                                             ============  ============  ============  ============  ============  ============


SUMMARY BALANCE SHEET                           06/30/95     09/30/95
___________________________                   -----------  ------------
CASH & SHORT-TERM INVESTMENTS                  $1,031,172    $1,583,998
OTHER CURRENT ASSETS                              272,943       309,703
LONG-TERM INVESTMENTS                           1,456,333     1,001,584
OTHER LONG-TERM ASSETS                            995,538     1,001,586
                                              -----------  ------------
     TOTAL ASSETS                              $3,755,986    $3,896,871
                                              ===========  ============

MEDICAL SERVICES PAYABLE                       $  473,612    $  500,450
UNEARNED PREMIUMS                                  93,534        95,251
OTHER CURRENT LIABILITIES/INCOME TAXES
 PAYABLE                                          136,517       140,448
TAXES PAYABLE - GAIN ON SALE OF
 SUBSIDIARY                                       ------        ------
OTHER LONG-TERM LIABILITIES                        20,545        26,189
                                              -----------  ------------
      TOTAL LIABILITIES                           724,208       762,338

MINORITY INTERESTS                                  6,374         7,021

SHAREHOLDERS' EQUITY                            3,025,404     3,127,512
                                              -----------  ------------
      TOTAL LIABILITIES & EQUITY               $3,755,986    $3,896,871
                                              ===========  ============

Note: All periods presented include the results of Ramsay HMO Inc. and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.86 EPS.
(2) GenCare Health Systems, Inc. (St. Louis) was acquired in January, 1995. Group Sales and Service of Puerto Rico, Inc. was acquired in February, 1995.

                                                                      SCHEDULE F
                         UNITED HEALTHCARE CORPORATION
                           QUARTERLY TREND ANALYSIS
                            HEALTH PLAN ENROLLMENT


                                                                        DEC          SEP           DEC           SEP
                                                                       1993         1994          1994        1995(1)(2)
                                                                    ---------     ---------     ---------     ----------
OWNED                    - COMMERCIAL
                             INSURED                                1,459,000     1,633,000     1,668,000      2,263,000
                             SELF FUNDED                               62,000       120,000       123,000        192,000 (1)
                                                                  -----------   -----------   -----------    -----------
                             TOTAL COMMERCIAL                       1,521,000     1,753,000     1,791,000      2,455,000

                         - MEDICARE                                    98,000       106,000       109,000        137,000
                         - MEDICAID                                   239,000       266,000       285,000        331,000
                                                                  -----------   -----------   -----------    -----------
                             TOTAL OWNED ENROLLMENT                 1,858,000     2,125,000     2,185,000      2,923,000


MANAGED                  - COMMERCIAL
                             INSURED                                  695,000       727,000       747,000        875,000
                             SELF FUNDED                              110,000       137,000       144,000        196,000
                                                                  -----------   -----------   -----------    -----------
                             TOTAL COMMERCIAL                         805,000       864,000       891,000      1,071,000

                         - MEDICARE                                    79,000        77,000        77,000         76,000
                         - MEDICAID                                    46,000        45,000        47,000         57,000
                                                                  -----------   -----------   -----------    -----------
                                TOTAL MANAGED ENROLLMENT              930,000       986,000     1,015,000      1,204,000


TOTAL                    - COMMERCIAL
                             INSURED                                2,154,000     2,360,000     2,415,000      3,138,000
                             SELF FUNDED                              172,000       257,000       267,000        388,000
                                                                  -----------   -----------   -----------    -----------
                             TOTAL COMMERCIAL                       2,326,000     2,617,000     2,682,000      3,526,000

                         - MEDICARE                                   177,000       183,000       186,000        213,000
                         - MEDICAID                                   285,000       311,000       332,000        388,000
                                                                  -----------   -----------   -----------    -----------
                                  TOTAL HEALTH PLANS                2,788.000     3,111,000     3,200,000      4,127,000
                                                                  ===========   ===========   ===========    ===========

                                                                    % CHANGE       % CHANGE
                                                                   DEC 94 to      SEP 94 to
                                                                    SEP 95         SEP 95
                                                                  ===========   ===========

OWNED                    - COMMERCIAL
                             INSURED                                    35.7%         38.6%
                             SELF FUNDED                                56.1%(1)      60.0%(1)
                                                                  -----------   -----------
                             TOTAL COMMERCIAL                           37.1%         40.0%

                         - MEDICARE                                     25.7%         29.2%
                         - MEDICAID                                     16.1%         24.4%
                                                                  -----------   -----------
                             TOTAL OWNED ENROLLMENT                     33.8%         37.6%


MANAGED                  - COMMERCIAL
                             INSURED                                    17.1%         20.4%
                             SELF FUNDED                                36.1%         43.1%
                                                                  -----------   -----------
                             TOTAL COMMERCIAL                           20.2%         24.0%

                         - MEDICARE                                    - 1.3%         -1.3%
                         - MEDICAID                                     21.3%         26.7%
                                                                  -----------   -----------
                             TOTAL MANAGED ENROLLMENT                   18.6%         22.1%


TOTAL                    - COMMERCIAL
                             INSURED                                    29.9%         33.0%
                             SELF FUNDED                                45.3%         51.0%
                                                                  -----------   -----------
                             TOTAL COMMERCIAL                           31.5%         34.7%

                         - MEDICARE                                     14.5%         16.4%
                         - MEDICAID                                     16.9%         24.8%
                                                                  -----------   -----------
                                  TOTAL HEALTH PLANS                    29.0%         32.7%
                                                                  ===========   ===========

(1) Includes GenCare Health Systems, Inc. acquired on January 3, 1995. GenCare had 250,000 enrollees (including 38,000 self funded enrollees) as of September, 1995. Consistent with purchase accounting, no prior period restatement was made.
(2) Includes Group Sales and Service acquired on February 28, 1995. Group Sales and Service had 133,000 enrollees as of September, 1995. Consistent with purchase accounting, no prior restatement was made.